UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2019

Kadmon Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37841	27-3576929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 308-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KDMN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2019, Kadmon Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York.  At the Annual Meeting, the stockholders of the Company approved an amendment the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company’s common stock by 200,000,000 shares from 200,000,000 to 400,000,000 shares.

The Company’s Board of Directors previously approved the amendment to the Certificate of Incorporation and, on May 15, 2019, the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective at 5:00 p.m., Eastern time, on May 15, 2019.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

As described in Item 5.03 to this Current Report on Form 8-K, the Company held the Annual Meeting on May 15, 2019. In connection with the Annual Meeting, at which a quorum was present,  the stockholders of the Company voted on the following three proposals:

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors to hold office for terms to expire in one year or until their successors are elected and qualified. The votes cast at the Annual Meeting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harlan W. Waksal, M.D.	74,329,906	810,958	28,040,571
Tasos G. Konidaris	66,114,934	9,025,930	28,040,571
Eugene Bauer, M.D.	65,650,583	9,490,281	28,040,571
D. Dixon Boardman	74,685,854	455,010	28,040,571
Cynthia Schwalm	74,790,149	350,715	28,040,571
David E. Cohen, M.D. MPH	74,799,217	341,647	28,040,571
Arthur Kirsch	74,808,820	332,044	28,040,571

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved based upon the following votes:

,52
For	Against	Abstain	Broker Non-Votes
102,444,280	702,629	34,526	—

Proposal 3 – Amendment to Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock

The proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
99,146,278	3,622,655	412,502	—

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Kadmon Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kadmon Holdings, Inc.

Date: May 16, 2019	/s/ Harlan W. Waksal
Harlan W. Waksal
President and Chief Executive Officer